SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                            FORM 8-K/A

                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report: February 29, 1996
(Date of earliest event reported)



Residential Funding Mortgage Securities I, Inc.
(Exact name of registrant as specified in its charter)


Delaware                     33-54227        75-2006294
(State or Other Juris-     (Commission (I.R.S. Employer
diction of Incorporation)  File Number)
Identification No.)



8400 NormandaleLakeBlvd.,
Suite600,Minneapolis,Minnesota             55437

(Address of Principal Executive Office)   (Zip Code)


Registrant's telephone number, including area code:(612) 832-7000

Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.


Item 5.   Other Events.

          On December 28, 1995, the Registrant caused the issuance and sale of Mortgage Pass-Through
Certificates, Series 1995-S21 (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of December 1, 1995, among the Registrant, Residential
Funding Corporation, as Master Servicer, and Bankers
Trust Company, as Trustee.

          The Pooling and Servicing Agreement was filed
by the Registrant together with a Current Report on
Form 8-K on January 9   , 1996.  That Form 8-K
contained an incorrect Commission File Number and I.R.S
Employer Identification Number for the Registrant.
This Form 8-K/A contains the correct Commission File
Number of 33-54227 and I.R.S Employer Identification
Number of 75-2006294, and constitutes a corrected filing by the Registrant.


Item 7.   Financial Statements, Pro Forma Financial
Information and Exhibits


     (a)  Financial Statements.
          Not applicable.

     (b)  Pro Forma Financial Information.
          Not applicable.

     (c)  Exhibits (executed copies) - The following
Exhibits to the Form S-3 Registration
Statement of the Registrant were previously filed:

          Exhibit
          Number              Description

          7(c)           Pooling and Servicing
                         Agreement, dated as of
                         December 1,1995 among
                         Residential Funding Mortgage
                         Securities I, Inc.,
                         as company, Residential
                         Funding Corporation, as master
                         servicer, and Bankers Trust
                         Company, as trustee.

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                   RESIDENTIAL FUNDING
                                 MORTGAGE
                                   SECURITIES I, INC.

                                   By: /s/Diane S. Wold

                                   Name:  Diane S. Wold
                                   Title:Vice President




Dated: February 29, 1996

                          EXHIBIT INDEX


                  Item 601 (a) of
        Exhibit   Regulation S-K
       Number     Exhibit No.      Description
                                               Format


       7(c)       19             Pooling and
                           Servicing Agreement    E







                            EXHIBIT 19

 (Pooling and Servicing Agreement previously filed)